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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 27, 2004

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            000-31745                    39-1791034

(State or Other Jurisdiction       (Commission                  (IRS Employer
of Incorporation)                  File Number)              Identification No.)

502 South Rosa Road
Madison, Wisconsin                                                  53719
(Address of Principal Executive Offices)                          (Zip Code)

                                 (888) 989-2357
              (Registrant's Telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Principal Officer; Appointment of Principal Officer.

On October 27, 2004, Third Wave Technologies, Inc. (the "Company") announced that David M. Nuti will resign as the Company's Chief Financial Officer effective October 29, 2004. Mr. Nuti will work with the Company through December 31, 2004 to facilitate a smooth transition.

The Company also announced that James J. Herrmann, Vice President of Finance of the Company, will become the principal financial officer of the Company effective October 29, 2004. Pursuant to Mr. Herrmann's offer letter, he will receive an annual salary of not less than $190,000 and an annual bonus of up to 35% of his annualized base salary as determined by the Company's Board of Directors. In addition, Mr. Herrmann will be granted a $25,000 signing bonus and additional bonuses of $50,000 on each of January 15 and April 15 of 2005.

Mr. Herrmann became Vice President of Finance of the Company in October 2004. Most recently, Mr. Herrmann served as general partner at Paige Electric, LP. From 1998 to 2001 Mr. Herrmann served as Director of Financial Planning & Administration at Tribune Company. Mr. Herrmann began his career at Arthur Andersen. Mr. Herrmann received his bachelor's degree in accountancy from the University of Notre Dame and a master's of business administration from the University of Chicago. Mr. Herrmann is a certified public accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   THIRD WAVE TECHNOLOGIES, INC.

Date: October 27, 2004                             By: /s/ Kevin T. Conroy
                                                       -------------------------
                                                       Name:  Kevin T. Conroy
                                                       Title: Vice President,
                                                              General Counsel
                                                              and Secretary